DISCONTINUED OPERATIONS	3 Months Ended
Jun. 30, 2011
DISCONTINUED OPERATIONS [Text Block]
7.	DISCONTINUED OPERATIONS

In June 2011, the Group entered into an equity transfer agreement to sell the Fifth Season Shandong Trade Co., Ltd, one of the subsidiaries engaged in the sale of goods, to Mr. Huaiqu Wen, unaffiliated third party, and Mr. Dacheng Rao, a relative of our President Mr. Lianmo Wu, for RMB10,000,000 (approximately $1.5 million) in cash. The decision to sell the subsidiary was based on the Group’s strategy to concentrate its efforts on developing the Group’s trading business in Hangzhou.

The consolidated assets and liabilities of Shandong Trade have been classified on the balance sheet as Net Assets of Discontinued Operations. The asset and liabilities comprising the balances, as classified in the balance sheets, consist of:

June 30, 2011
(Unaudited)
Cash and cash equivalent	$43,328
Other receivables	773
Prepayment	927,120
Property and equipment	2,005
Total Assets	$973,226

Accrued Liabilities	(15,452)
Total Liabilities	$(15,452)
Net Assets of Discontinued Operations	$957,774

The consolidated net gain from operations of Shandong Trade has been classified on the statements of Income and Comprehensive income, as Gain from Discontinued Operations. Summarized results of discontinued operations are as follows:

Six months
ended June 30,
2011
(Unaudited)
Gross sales	$2,853,994
Cost of goods sold	(2,818,370)
Gross profit	35,624
Administration expenses	30,927
Finance costs-net	206
Income from discontinued operations	4,491
Income tax	153
Net income from discontinued operations	$4,338